Subsequent events	3 Months Ended
Mar. 31, 2022
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On April 4, 2022, the Company closed the acquisition of Italy PV 4, a 3.6 MW solar portfolio in Italy for a total equity investment of $3.7 million. The asset has regulated revenues under a feed in tariff until 2031.
On May 5, 2022, the Board of Directors of the Company approved a dividend of $0.44 per share, which is expected to be paid on June 15, 2022.